UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 08/26/2008

API NANOTRONICS CORP.

(Exact Name of registrant as specified in its charter)

Commission File Number: 000-29429

DE	98-0200798
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2300 Yonge Street, Suite 1710, Toronto, Ontario, Canada M4P 1E4

(Address of principal executive offices) (zip code)

(416) 593-6543

(Registrant’s telephone number, including area code)

505 University Avenue, Suite 1400, Toronto, Ontario Canada, M5G 1X3

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 2.02.	Results of Operations and Financial Condition.

On August 26, 2008, API Nanotronics Corp. issued a press release announcing its financial results for the three and twelve months ended ended May 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein.

The information in this Item 2.02, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release dated August 26, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2008	API NANOTRONICS CORP.

	By:	/s/ Claudio Mannarino
Chief Financial Officer and Vice President

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